UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

HEIDRICK & STRUGGLES

INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL		60606-6303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The Company’s Board of Directors (“Board”) has appointed Lyle Logan as an independent member of the Company’s Board, effective December 15, 2015. Mr. Logan will stand for election at the Company’s 2016 annual meeting. He has also been appointed to the Board’s Nominating and Corporate Governance Committee. Mr. Logan will receive compensation and benefits from the Company for service on the Board on the same terms as other non-employee directors, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2015. There is no arrangement or understanding between Mr. Logan and any other persons pursuant to which Mr. Logan was appointed as a director of the Company.

Mr. Logan (56) currently serves as the Executive Vice President and Managing Director of the Global Financial Institutions Group for the Northern Trust Company (“Northern”). Mr. Logan has served in several leadership positions with Northern during his career, including serving as Executive Vice President and Managing Director, Institutional Sales and Client Servicing for Northern Trust Global Investments (2005-2010), Head of Chicago Private Banking within Northern’s Personal Financial Services unit (2003- 2005) and Senior Vice President and Personal Financial Services Manager for Northern’s Midwest Region (2000-2003). Prior to joining Northern, Logan worked for Bank of America (formerly Continental Bank). Mr. Logan holds a B.A. degree in Accounting and Economics from Florida A&M University and an M.B.A. degree in Finance from the University of Chicago. He serves on the boards of Chicago’s Children’s Memorial Hospital, The Field Foundation and DeVry Education Group, Inc.

A copy of the Company’s press release relating to Mr. Logan’s appointment as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Heidrick & Struggles International, Inc. Press Release dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: December 15, 2015	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer